Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of May 22, 2013, is entered into between VANTAGE DRILLER VI CO., an exempted company incorporated in the Cayman Islands (the “New Subsidiary”) and CITIBANK, N.A. as administrative agent (the “Administrative Agent”) under that certain Term Loan Agreement, dated as of October 25, 2012 (as the same may be amended, modified, extended or restated from time to time, the “Term Loan Agreement”) among Offshore Group Investment Limited, a Cayman Islands exempted company (the “Administrative Borrower”), Vantage Delaware Holdings, LLC, a Delaware limited liability company (the “US Borrower” and, together with the Administrative Borrower, the “Borrowers”), the Lenders from time to time party thereto, the Administrative Agent and Wells Fargo, National Association, as collateral agent (the “Collateral Agent” and, together with the Administrative Agent, the “Agents”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Term Loan Agreement.

The New Subsidiary and the Administrative Agent hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Credit Party under the Term Loan Agreement and a Guarantor for all purposes of the Term Loan Agreement and shall have all of the obligations of a Credit Party and a Guarantor thereunder as if it had executed the Term Loan Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Term Loan Agreement, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Article III of the Term Loan Agreement, (b) all of the covenants set forth in Article VI of the Term Loan Agreement and (c) all of the guarantee obligations set forth in Article IX of the Term Loan Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby guarantees, jointly and severally with the other Guarantors, to each Agent and the Lenders, as provided in Article IX of the Term Loan Agreement, the prompt payment of the Loan Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Loan Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Guarantors, promptly pay the same and that in the case of any extension of time of payment or renewal of any of the Loan Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Security Documents (and such other documents and instruments) as requested by the Administrative Agent or the Collateral Agent in accordance with the Term Loan Agreement.

3. The address of the New Subsidiary for purposes of Section 10.02 of the Term Loan Agreement is as follows:

P.O. Box 309, Ugland House

Grand Cayman

Cayman Islands

4. The New Subsidiary hereby waives acceptance by any Secured Party of the guarantee by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer and the Administrative Agent has caused the same to be accepted by its authorized officer, as of the day and year first above written.

VANTAGE DRILLER VI CO.

By:	/s/ Christopher DeClaire
Name:	Christopher DeClaire
Title:	Vice President

[Signature Page to 2012 Term Loan Joinder Agreement]

Acknowledged and accepted:

CITIBANK, N.A.

By:	/s/ David Tuder
Name:	David Tuder
Title:	Vice President

[Signature Page to Term Loan Joinder Agreement]